Exhibit 99.1

The Navigators Group, Inc. CORPORATE NEWS
Navigators Reports Fourth Quarter Earnings
New York — February 25, 2010 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $6.1 million, or $0.35 per diluted share, for the three months ended December 31, 2009 compared to net income of $10.0 million, or $0.59 per diluted share, for the comparable period in 2008.
The summary of results for the three months ended December 31, 2009 and 2008 were as follows:

			Diluted earnings per share
($ in millions, except per share amounts)	2009	2008	2009	2008

Net income	$6.1	$10.0	$0.35	$0.59
Less: Net realized gains / (losses) after-tax	0.8	(16.1)	0.05	(0.95)

Operating earnings (1)	$5.3	$26.1	$0.30	$1.54

•
The results for the three months ended December 31, 2009 included after-tax net realized gains of $0.8 million, or $0.05 per diluted share, which included other-than-temporary impairment losses on investments of $0.1 million after-tax, or $0.01 per diluted share.

•
The results for the three months ended December 31, 2008 included after-tax net realized losses of $16.1 million, or $0.95 per diluted share, which included other-than-temporary impairment losses on investments of $15.5 million after-tax, or $0.91 per diluted share.

The summary of results for the twelve months ended December 31, 2009 and 2008 were as follows:

			Diluted earnings per share
($ in millions, except per share amounts)	2009	2008	2009	2008

Net income	$63.2	$51.7	$3.65	$3.04
Less: Net realized gains / (losses) after-tax	(2.0)	(24.9)	(0.11)	(1.46)

Operating earnings (1)	$65.2	$76.6	$3.76	$4.50

•
The results for the twelve months ended December 31, 2009 included after-tax net realized losses of $2.0 million, or $0.11 per diluted share, which included other-than-temporary impairment losses on investments of $7.8 million after-tax, or $0.45 per diluted share.

•
The results for the twelve months ended December 31, 2008 included $19.1 million, or $1.12 per diluted share, for after-tax net losses from Hurricanes Gustav and Ike. In addition, the results included after-tax net realized losses of $24.9 million, or $1.46 per diluted share, which included other-than-temporary impairment losses on investments of $24.1 million after-tax, or $1.42 per diluted share.

•	For the three and twelve months ended December 31, 2009, book value per share decreased by 1% and increased by 16%, respectively, to $47.58.

News Release
February 25, 2010

Gross written premiums and net written premiums for the three months ended December 31, 2009 were $251.7 million and $161.6 million, respectively, a decrease of 5.2% and an increase of 1.4% from the comparable 2008 periods. Gross written premiums and net written premiums for the twelve months ended December 31, 2009 were $1,044.9 million and $701.3 million, respectively, a decrease of 3.7% and an increase of 6.0% from the comparable 2008 periods.
The combined loss and expense ratios for the three and twelve months ended December 31, 2009 were 106.5% and 97.2%, respectively, compared to 88.9% and 93.8% for the comparable 2008 periods. The combined loss and expense ratio for the three months ended December 31, 2009 was negatively impacted by 5.7 loss ratio points due to unfavorable development in prior period loss reserves. The combined loss and expense ratio for the twelve months ended December 31, 2009 was positively impacted by 1.3 loss ratio points due to favorable development in prior period loss reserves. The combined loss and expense ratios for the three and twelve months ended December 31, 2008 included 0.8 and 4.3 loss and expense ratio points, respectively, due to the net losses from Hurricanes Gustav and Ike. Such net losses are inclusive of reinsurance recoveries and related costs for reinsurance reinstatement premiums.
Navigators’ Chief Executive Officer Stan Galanski commented, “In what was an increasingly competitive underwriting environment and challenging economy, we are pleased to have generated an underwriting profit and grown book value by 16% during 2009. In times like these, a company’s ability and willingness to exercise underwriting, balance sheet and capital management discipline are put to the test. We continue to emphasize underwriting and pricing integrity, which has slowed the development of several of our more recent growth initiatives. We would rather take the time to build these businesses properly and profitably than to ignore the potential consequences of rapid growth in a soft market.
Our strategy is to maintain a conservative balance sheet and a strong capital position. We continued to experience favorable development in 2009 on our prior accident reserves and have taken appropriate underwriting and reserving actions to address those lines of business that were adversely impacted by higher than expected large loss activity.”
During the three and twelve months ended December 31, 2009, the Company repurchased 141,576 shares of its common stock for $6.8 million. The Company repurchased an additional 300,000 shares of its common stock for $13.0 million from January 1, 2010 through February 22, 2010.
Net investment income for the three and twelve months ended December 31, 2009 was $19.0 million and $75.5 million, respectively, which were decreases of 3.4% and 1.4% from the comparable 2008 periods. The annualized pre-tax investment yields, excluding net realized gains and losses, were 3.7% and 3.8% for the three and twelve months ended December 31, 2009, respectively, compared to 4.2% and 4.1% for the comparable 2008 periods. The effective tax rates on net investment income were 24.7% and 25.0% for the three and twelve months ended December 31, 2009, respectively, compared to 25.3% and 25.7% for the comparable 2008 periods.
The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.2 years at December 31, 2009. At December 31, 2009, net unrealized gains within our investment portfolio were $53.9 million, a decrease of $13.5 million compared to September 30, 2009. There were $1.3 million of net realized gains for the three months ended December 31, 2009.

News Release
February 25, 2010

Consolidated cash flow from operations for the three and twelve months ended December 31, 2009 was $(1.3) million and $103.9 million, respectively, compared to $28.9 million and $245.3 million for the comparable 2008 periods.
Stockholders’ equity was $801.5 million, or $47.58 per share, at December 31, 2009 compared to $689.3 million, or $40.89 per share, at December 31, 2008. The statutory surplus of Navigators Insurance Company was $645.8 million at December 31, 2009 compared to $581.2 million at December 31, 2008.
Effective in 2009, the Company has reclassified certain of its business lines which had no effect on the segment classifications of the Insurance Companies and Lloyd’s Operations. Underwriting data for prior periods has been reclassified to reflect these changes.
•
The offshore energy business, formerly included in the “Marine and Energy” businesses of the Insurance Companies and Lloyd’s Operations, is now included in the Insurance Companies’ and Lloyd’s “Property Casualty” businesses.

•	The marine lines within both the Insurance Company and Lloyd’s are now presented as “Marine” instead of “Marine and Energy,” since the energy business has now been reclassified to “Property Casualty.”
•
Engineering and construction, European Property and other run-off business, formerly included in the “Other” category of business within the Insurance Companies and Lloyd’s, are now included under “Property Casualty.”

•	The “Middle Markets” business, formerly broken out separately in the Insurance Companies, is now included in the Insurance Companies’ “Property Casualty” business.

(1)
Operating earnings, or net income excluding net realized gains (losses) after-tax, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Company will hold a conference call on Friday, February 26, 2010 starting at 8:30 a.m. ET to discuss the 2009 fourth quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the Earnings Webcast link under “News & Events”.
To participate by telephone, the domestic dial-in number is (888) 679-8034 and the international dial-in is (617) 213-4847. The access code is 53869873. Participants may pre-register for the call at https://www.theconferencingservice.com/prereg/key.process?key=PFYLPDDAG. Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.
The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

News Release
February 25, 2010

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
Results of Operations	2009	2008	Change	2009	2008	Change

Gross written premiums	$251,739	$265,620	-5%	$1,044,918	$1,084,922	-4%
Net written premiums	161,595	159,288	1%	701,255	661,615	6%

Revenues:
Net earned premiums	177,278	171,493	3%	683,363	643,976	6%
Commission income	(92)	269	NM	87	1,005	-91%
Net investment income	19,003	19,663	-3%	75,512	76,554	-1%
Total other-than-temporary impairments	(496)	(23,885)	NM	(29,265)	(37,045)	-21%
Portion of loss recognized in Other comprehensive income (before tax)	335	—	NM	17,388	—	NM

Net other-than-temporary impairment loss recognized in earnings	(161)	(23,885)	NM	(11,877)	(37,045)	-68%
Net realized gains (losses)	1,476	(846)	NM	9,217	(1,254)	NM
Other income (expense)	71	(472)	NM	6,578	430	NM

Total revenues	197,575	166,222	19%	762,880	683,666	12%

Expenses:
Net losses and loss adjustment expenses	127,432	99,553	28%	435,998	393,131	11%
Commission expenses	27,330	22,990	19%	98,908	89,785	10%
Other operating expenses	34,099	29,554	15%	132,671	123,148	8%
Interest expense	2,044	2,219	-8%	8,455	8,871	-5%

Total expenses	190,905	154,316	24%	676,032	614,935	10%

Income before income taxes	6,670	11,906	-44%	86,848	68,731	26%

Income tax expense	594	1,886	-69%	23,690	17,039	39%

Net income	$6,076	$10,020	-39%	$63,158	$51,692	22%

Per Share Data
Net income per common share:
Basic	$0.36	$0.60	-40%	$3.73	$3.08	21%
Diluted	$0.35	$0.59	-41%	$3.65	$3.04	20%

Average shares outstanding:
Basic	16,955	16,801		16,935	16,802
Diluted	17,355	16,971		17,322	16,992

Underwriting Ratios
Loss Ratio	71.9%	58.1%		63.8%	61.0%
Expense Ratio	34.6%	30.8%		33.4%	32.8%

Combined Ratio	106.5%	88.9%		97.2%	93.8%

	Dec. 31,	Sept. 30,		Dec. 31,	Dec. 31,
Balance Sheet Data	2009	2009		2009	2008
Stockholders’ equity	$801,519	$810,955	-1%	$801,519	$689,317	16%
Book value per share	$47.58	$47.78	0%	$47.58	$40.89	16%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands, except par value)

	December 31,	December 31,
	2009	2008
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2009, $1,777,983; 2008, $1,664,755)	$1,816,669	$1,643,772
Equity securities, available-for-sale, at fair value (cost: 2009, $47,376; 2008, $52,523)	62,610	51,802
Short-term investments, at cost which approximates fair value	176,799	220,684
Cash	509	1,457

Total investments and cash	2,056,587	1,917,715

Premiums receivable	193,460	170,522
Prepaid reinsurance premiums	162,344	188,874
Reinsurance recoverable on paid losses	76,505	67,227
Reinsurance recoverable on unpaid losses and loss adjustment expenses	807,352	853,793
Deferred policy acquisition costs	56,575	47,618
Accrued investment income	17,438	17,411
Goodwill and other intangible assets	7,057	6,622
Current income tax receivable, net	4,854	—
Deferred income tax, net	31,222	54,736
Other assets	40,600	25,062

Total assets	$3,453,994	$3,349,580

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,920,286	$1,853,664
Unearned premiums	475,171	480,665
Reinsurance balances payable	98,555	140,319
Senior notes	114,010	123,794
Current income tax payable, net	—	5,874
Accounts payable and other liabilities	44,453	55,947

Total liabilities	2,652,475	2,660,263

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,212,814 shares for 2009 and 17,080,826 shares for 2008	1,721	1,708
Additional paid-in capital	304,505	298,872
Retained earnings	469,934	406,776
Treasury stock, at cost (366,330 shares for 2009 and 224,754 shares for 2008)	(18,296)	(11,540)
Accumulated other comprehensive income (loss)	43,655	(6,499)

Total stockholders’ equity	801,519	689,317

Total liabilities and stockholders’ equity	$3,453,994	$3,349,580

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

	Three Months			Twelve Months
	2009	2008	Change	2009	2008	Change
Gross Written Premiums:
Insurance Companies:
Marine	$53,986	$58,878	-8%	$241,438	$248,080	-3%
Property Casualty	80,158	94,009	-15%	352,285	405,062	-13%
Professional Liability	35,264	37,618	-6%	137,053	109,048	26%

	169,408	190,505	-11%	730,776	762,190	-4%

Lloyd’s Operations:
Marine	51,703	48,998	6%	191,959	192,568	0%
Property Casualty	19,093	16,621	15%	78,151	91,292	-14%
Professional Liability	11,535	9,496	21%	44,032	38,872	13%

	82,331	75,115	10%	314,142	322,732	-3%

Total	$251,739	$265,620	-5%	$1,044,918	$1,084,922	-4%

	Three Months			Twelve Months
	2009	2008	Change	2009	2008	Change
Net Written Premiums:
Insurance Companies:
Marine	$38,242	$35,130	9%	$171,289	$147,569	16%
Property Casualty	43,987	57,794	-24%	227,234	261,322	-13%
Professional Liability	19,970	21,139	-6%	79,150	63,797	24%

	102,199	114,063	-10%	477,673	472,688	1%

Lloyd’s Operations:
Marine	42,286	33,161	28%	156,153	132,788	18%
Property Casualty	11,316	6,588	72%	45,097	32,735	38%
Professional Liability	5,794	5,476	6%	22,332	23,404	-5%

	59,396	45,225	31%	223,582	188,927	18%

Total	$161,595	$159,288	1%	$701,255	$661,615	6%

	Three Months			Twelve Months
	2009	2008	Change	2009	2008	Change
Net Earned Premiums:
Insurance Companies:
Marine	$43,075	$38,350	12%	$157,534	$132,005	19%
Property Casualty	57,283	68,582	-16%	246,143	273,977	-10%
Professional Liability	19,446	14,239	37%	75,444	57,316	32%

	119,804	121,171	-1%	479,121	463,298	3%

Lloyd’s Operations:
Marine	40,800	34,873	17%	142,958	126,126	13%
Property Casualty	11,080	9,752	14%	39,330	32,644	20%
Professional Liability	5,594	5,697	-2%	21,954	21,908	0%

	57,474	50,322	14%	204,242	180,678	13%

Total	$177,278	$171,493	3%	$683,363	$643,976	6%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
December 31, 2009
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate	Total
Gross written premiums	$169,408	$82,331	$—	$251,739
Net written premiums	102,199	59,396	—	161,595

Net earned premiums	119,804	57,474	—	177,278
Net losses and loss adjustment expenses	(89,838)	(37,594)	—	(127,432)
Commission expenses	(16,575)	(11,194)	439	(27,330)
Other operating expenses	(26,141)	(7,963)	—	(34,104)
Other income (expense)	341	82	(439)	(16)

Underwriting profit (loss)	(12,409)	805	—	(11,604)

Investment income	16,674	2,169	160	19,003
Net realized gains (losses)	1,520	(205)	—	1,315
Other operating expenses	—	—	5	5
Other income (expense)	—	—	(5)	(5)
Interest expense	—	—	(2,044)	(2,044)

Income (loss) before income tax expense (benefit)	5,785	2,769	(1,884)	6,670

Income tax expense (benefit)	142	1,112	(660)	594

Net income (loss)	$5,643	$1,657	$(1,224)	$6,076

Loss and loss expenses ratio	75.0%	65.4%		71.9%
Commission expense ratio	13.8%	19.5%		15.4%
Other operating expenses ratio (1)	21.6%	13.7%		19.2%

Combined ratio	110.4%	98.6%		106.5%

(1)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
December 31, 2008
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate	Total
Gross written premiums	$190,505	$75,115	$—	$265,620
Net written premiums	114,063	45,225	—	159,288

Net earned premiums	121,171	50,322	—	171,493
Net losses and loss adjustment expenses	(67,840)	(31,713)	—	(99,553)
Commission expenses	(14,258)	(8,732)	—	(22,990)
Other operating expenses	(22,795)	(6,869)	110	(29,554)
Other income (expense)	92	(185)	(110)	(203)

Underwriting profit	16,370	2,823	—	19,193

Investment income	16,513	2,728	422	19,663
Net realized gains (losses)	(24,460)	(271)	—	(24,731)
Interest expense	—	—	(2,219)	(2,219)

Income (loss) before income tax expense (benefit)	8,423	5,280	(1,797)	11,906

Income tax expense (benefit)	634	1,881	(629)	1,886

Net income (loss)	$7,789	$3,399	$(1,168)	$10,020

Loss and loss expenses ratio	56.0%	63.0%		58.1%
Commission expense ratio	11.8%	17.4%		13.4%
Other operating expenses ratio (1)	18.7%	14.0%		17.4%

Combined ratio	86.5%	94.4%		88.9%

(1)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Twelve Months Ended
December 31, 2009
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate	Total
Gross written premiums	$730,776	$314,142	$—	$1,044,918
Net written premiums	477,673	223,582	—	701,255

Net earned premiums	479,121	204,242	—	683,363
Net losses and loss adjustment expenses	(304,672)	(131,326)	—	(435,998)
Commission expenses	(61,949)	(37,727)	768	(98,908)
Other operating expenses	(104,801)	(27,896)	—	(132,697)
Other income (expense)	3,498	961	(768)	3,691

Underwriting profit	11,197	8,254	—	19,451

Investment income	65,717	9,229	566	75,512
Net realized losses	533	(3,193)	—	(2,660)
Other operating expenses	—	—	26	26
Other income (expense)	—	—	2,974	2,974
Interest expense	—	—	(8,455)	(8,455)

Income (loss) before income tax expense (benefit)	77,447	14,290	(4,889)	86,848

Income tax expense (benefit)	19,819	5,582	(1,711)	23,690

Net income (loss)	$57,628	$8,708	$(3,178)	$63,158

Loss and loss expenses ratio	63.6%	64.3%		63.8%
Commission expense ratio	12.9%	18.5%		14.5%
Other operating expenses ratio (1)	21.1%	13.2%		18.9%

Combined ratio	97.6%	96.0%		97.2%

(1)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Twelve Months Ended
December 31, 2008
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate	Total
Gross written premiums	$762,190	$322,732	$—	$1,084,922
Net written premiums	472,688	188,927	—	661,615

Net earned premiums	463,298	180,678	—	643,976
Net losses and loss adjustment expenses	(275,767)	(117,364)	—	(393,131)
Commission expenses	(55,752)	(34,033)	—	(89,785)
Other operating expenses	(92,297)	(30,961)	110	(123,148)
Other income (expense)	2,145	(600)	(110)	1,435

Underwriting profit (loss)	41,627	(2,280)	—	39,347

Investment income	63,544	11,655	1,355	76,554
Net realized gains (losses)	(37,822)	(477)	—	(38,299)
Interest expense	—	—	(8,871)	(8,871)

Income (loss) before income tax expense (benefit)	67,349	8,898	(7,516)	68,731

Income tax expense (benefit)	16,401	3,269	(2,631)	17,039

Net income (loss)	$50,948	$5,629	$(4,885)	$51,692

Loss and loss expenses ratio	59.5%	65.0%		61.0%
Commission expense ratio	12.0%	18.8%		13.9%
Other operating expenses ratio (1)	19.5%	17.5%		18.9%

Combined ratio	91.0%	101.3%		93.8%

(1)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended December 31, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$43,075	$26,677	$14,998	$1,400	61.9%	34.8%	96.7%
Property Casualty	57,283	43,444	20,474	(6,635)	75.8%	35.7%	111.5%
Professional Liability	19,446	19,717	6,903	(7,174)	101.4%	35.5%	136.9%

	119,804	89,838	42,375	(12,409)	75.0%	35.4%	110.4%
Lloyd’s Operations	57,474	37,594	19,075	805	65.4%	33.2%	98.6%

Total	$177,278	$127,432	$61,450	$(11,604)	71.9%	34.6%	106.5%

	Three Months Ended December 31, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$38,350	$25,891	$10,294	$2,165	67.5%	26.8%	94.3%
Property Casualty	68,582	33,027	21,559	13,996	48.2%	31.4%	79.6%
Professional Liability	14,239	8,922	5,108	209	62.7%	35.9%	98.6%

	121,171	67,840	36,961	16,370	56.0%	30.5%	86.5%
Lloyd’s Operations	50,322	31,713	15,786	2,823	63.0%	31.4%	94.4%

Total	$171,493	$99,553	$52,747	$19,193	58.1%	30.8%	88.9%

	Amounts		Loss Ratio
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2008	2009	2008
Net Incurred Loss Activity
For the Three Months Ended:
Insurance Companies:
Loss and LAE payments	$75,175	$56,373	62.8%	46.5%
Change in reserves	14,663	11,467	12.2%	9.5%

Net incurred loss and LAE	89,838	67,840	75.0%	56.0%

Lloyd’s Operations:
Loss and LAE payments	24,130	25,714	42.0%	51.1%
Change in reserves	13,464	5,999	23.4%	11.9%

Net incurred loss and LAE	37,594	31,713	65.4%	63.0%

Total
Loss and LAE payments	99,305	82,087	56.0%	47.9%
Change in reserves	28,127	17,466	15.9%	10.2%

Net incurred loss and LAE	$127,432	$99,553	71.9%	58.1%

	Amounts		Loss Ratio Impact
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2008	2009	2008
Impact of Prior Years Reserves
Favorable / (Unfavorable) Development
For the Three Months Ended:
Insurance Companies	$(10,164)	$16,170	-8.5%	13.3%
Lloyd’s Operations	9	2,296	0.0%	4.6%

Total	$(10,155)	$18,466	-5.7%	10.8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Twelve Months Ended December 31, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$157,534	$109,916	$50,451	$(2,833)	69.8%	32.0%	101.8%
Property Casualty	246,143	123,775	86,116	36,252	50.3%	35.0%	85.3%
Professional Liability	75,444	70,981	26,685	(22,222)	94.1%	35.4%	129.5%

	479,121	304,672	163,252	11,197	63.6%	34.0%	97.6%
Lloyd’s Operations	204,242	131,326	64,662	8,254	64.3%	31.7%	96.0%

Total	$683,363	$435,998	$227,914	$19,451	63.8%	33.4%	97.2%

	Twelve Months Ended December 31, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$132,005	$84,099	$38,184	$9,722	63.7%	28.9%	92.6%
Property Casualty	273,977	158,457	87,310	28,210	57.8%	31.9%	89.7%
Professional Liability	57,316	33,211	20,410	3,695	57.9%	35.6%	93.5%

	463,298	275,767	145,904	41,627	59.5%	31.5%	91.0%
Lloyd’s Operations	180,678	117,364	65,594	(2,280)	65.0%	36.3%	101.3%

Total	$643,976	$393,131	$211,498	$39,347	61.0%	32.8%	93.8%

	Effect of Hurricanes Gustav and Ike on the Twelve Months Ended Dec. 31, 2008
Insurance Companies	$(7,214)	$9,077	$—	$(16,291)	8.7%	1.4%	10.1%
Lloyd’s Operations	(4,964)	8,092	—	(13,056)	6.1%	1.0%	7.1%

Total	$(12,178)	$17,169	$—	$(29,347)	3.7%	0.6%	4.3%

	Amounts		Loss Ratio
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2008	2009	2008
Net Incurred Loss Activity
For the Twelve Months Ended:
Insurance Companies:
Loss and LAE payments	$246,457	$162,389	51.4%	35.1%
Change in reserves	58,215	113,378	12.2%	24.4%

Net incurred loss and LAE	304,672	275,767	63.6%	59.5%

Lloyd’s Operations:
Loss and LAE payments	76,478	78,175	37.4%	43.3%
Change in reserves	54,848	39,189	26.9%	21.7%

Net incurred loss and LAE	131,326	117,364	64.3%	65.0%

Total
Loss and LAE payments	322,935	240,564	47.3%	37.3%
Change in reserves	113,063	152,567	16.5%	23.7%

Net incurred loss and LAE	$435,998	$393,131	63.8%	61.0%

	Amounts		Loss Ratio Impact
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2008	2009	2008
Impact of Prior Years Reserves
Favorable / (Unfavorable) Development
For the Twelve Months Ended:
Insurance Companies	$3,079	$41,922	0.6%	9.0%
Lloyd’s Operations	5,862	8,824	2.9%	4.9%

Total	$8,941	$50,746	1.3%	7.9%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
Net Loss Reserves, December 31, 2009	Reserves	Reserves	Total
Insurance Companies:
Marine	$113,604	$100,042	$213,646
Property Casualty	134,427	351,985	486,412
Professional Liability	38,410	68,807	107,217

Total	286,441	520,834	807,275

Lloyd’s Operations:
Marine	107,800	101,851	209,651
Property Casualty	27,148	25,175	52,323
Professional Liability	7,442	36,243	43,685

Total	142,390	163,269	305,659

Total Net Loss Reserves	$428,831	$684,103	$1,112,934

	Case	IBNR
Net Loss Reserves, December 31, 2008	Reserves	Reserves	Total
Insurance Companies:
Marine	$96,244	$96,995	$193,239
Property Casualty	115,810	358,305	474,115
Professional Liability	22,913	58,793	81,706

Total	234,967	514,093	749,060

Lloyd’s Operations:
Marine	99,233	78,293	177,526
Property Casualty	26,218	16,386	42,604
Professional Liability	5,822	24,859	30,681

Total	131,273	119,538	250,811

Total Net Loss Reserves	$366,240	$633,631	$999,871

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
December 31, 2009
($ in thousands)
At December 31, 2009, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.2 years. We do not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.
At December 31, 2009, we owned two asset-backed securities approximating $0.1 million with subprime mortgage exposures. The securities have an effective maturity of 3.1 years. In addition, we owned a total of five residential mortgage obligations approximating $1.5 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.6 years. Such subprime and Alt-A categories are as defined by S&P. We are receiving principal and/or interest payments on all these securities and believe such amounts are fully collectible.
The following table sets forth our cash and investments at December 31, 2009:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
December 31, 2009	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)

Fixed maturities:
U.S. Government Treasury bonds, agency bonds and foreign government bonds	$471,598	$7,397	$(597)	$464,798	$—
States, municipalities and political subdivisions	676,699	25,044	(2,917)	654,572	—
Mortgage- and asset-backed securities
Agency mortgage-backed securities	283,578	12,607	(98)	271,069	—
Residential mortgage obligations	31,071	—	(7,246)	38,317	(5,723)
Asset-backed securities	16,469	612	(34)	15,891	(23)
Commercial mortgage-backed securities	100,393	594	(5,028)	104,827	—

Subtotal	431,511	13,813	(12,406)	430,104	(5,746)
Corporate bonds	236,861	9,111	(759)	228,509	—

Total fixed maturities	1,816,669	55,365	(16,679)	1,777,983	(5,746)

Equity securities — common stocks	62,610	15,244	(10)	47,376	—

Cash	509	—	—	509	—

Short-term investments	176,799	—	—	176,799	—

Total	$2,056,587	$70,609	$(16,689)	$2,002,667	$(5,746)

News Release

The Navigators Group, Inc. and Subsidiaries
Investment Data
December 31, 2009
($ in thousands)
The following three tables set forth our agency mortgage-backed securities, residential mortgage obligations, and asset-backed securities by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at December 31, 2009:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Agency mortgage-backed securities:
GNMA	$44,351	$1,300	$(53)	$43,104
FNMA	173,785	8,716	(11)	165,080
FHLMC	65,442	2,591	(34)	62,885

Total	$283,578	$12,607	$(98)	$271,069

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Residential mortgage obligations:
Prime	$29,565	$—	$(6,836)	$36,401
Alt-A	1,506	—	(410)	1,916
Subprime	—	—	—	—

Total	$31,071	$—	$(7,246)	$38,317

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Asset-backed securities:
Prime	$16,323	$612	$(10)	$15,721
Alt-A	—	—	—	—
Subprime	146	—	(24)	170

Total	$16,469	$612	$(34)	$15,891

Contact:	Francis W. McDonnell Senior Vice President and Chief Financial Officer (914) 933-6270 fmcdonnell@navg.com www.navg.com